Subsequent events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent events

Note 18 – Subsequent events

The Company evaluated subsequent events and transactions that occurred after the date of these consolidated financial statements were issued. Based on this review, except as disclosed below, the Company did not identify any other subsequent events that would require adjustment or disclosure in the consolidated financial statements.

On March 31, 2026, the Company entered into a definitive Note Purchase Agreement (the “Notes Agreement”) with North Commerce Parkway Capital LP and TQ Master Fund LP (collectively, the “Purchasers”).

Pursuant to the terms and subject to the conditions of the Notes Agreement, we issued notes in an aggregate principal amount of $3.0 million to certain purchasers. The Notes mature in July 1, 2026 and contain customary representations, warranties, conditions and indemnification obligations for us. We received net proceeds of approximately $2.7 million from the issuance of the Notes, of which approximately $0.7 million was used to repay existing outstanding indebtedness, including approximately $0.4 million of unsecured indebtedness incurred following our initial public offering in September 2025 from lenders that included members of management and shareholders, with the remaining proceeds used for transaction expenses and general corporate purposes. The Notes are subject to mandatory prepayment equal to 20% of the gross proceeds of amounts purchased under the Purchase Agreement.

Additionally, the Company holds an option, exercisable at any time following the effectiveness of the Company’s F-1 registration statement filed with the SEC, to issue and sell additional notes to the Purchasers in an aggregate principal amount of $1.0 million for an aggregate purchase price of $0.9 million, on the same terms and conditions as the initial Notes.

On March 31, 2026, the Company entered into a definitive Share Purchase Agreement (the “Purchase Agreement”) with RK Capital Management LLC, North Commerce Parkway Capital LP and TQP Holdings LLC (collectively, the “Investors”).

In addition, pursuant to the Purchase Agreement, the Investor has committed to purchase, at our direction and subject to certain conditions and limitations, up to $50.0 million of the Company’s Class A ordinary shares over a 36-month period following the effectiveness of a resale registration statement filed with the U.S. Securities and Exchange Commission. Shares sold under the Purchase Agreement will be priced at a discount to market prices determined by reference to either purchase notices or intraday purchase notices, as applicable. We will pay the Investor commitment fees in Ordinary Shares with an aggregate value of up to $500,000 if certain purchase thresholds are met. The Purchase Agreement and related registration rights agreement contain customary representations, warranties, conditions and indemnification obligations, and may be terminated in accordance with their terms. The Company expects to use any proceeds received for general corporate purposes, although it is possible that no shares will be issued under the Purchase Agreement. The Notes and any Ordinary Shares issued in these transactions were or will be offered and sold pursuant to exemptions from registration under Section 4(a)(2) of the Securities Act.

On March 23, 2026, the Company signed amendments to nine convertible note agreements originally issued in 2024 (comprising the five convertible note agreements issued in April and May 2024, and the four convertible note agreements issued in August and November 2024, as disclosed in Note 8 - Credit facilities - Convertible notes). Subsequently, on March 25, 2026, the Company signed amendments to the two convertible note agreements originally issued in April 2025 (Disclosed in Note 8 - Credit facilities - Convertible notes). These amendments extended the maturity dates for all eleven of these convertible note agreements to October 9, 2026.

In June 2026, the loan amount owed by Allen Peter Anthony was fully repaid to the Company with no amounts remain outstanding.

The Company was subject to an employment-related claim arising prior to December 31, 2025. Subsequent to year end, the matter was settled for approximately US$130,000 in July 2026. The related amount has been recognised in the financial statements as of December 31, 2025.

The Company subsequently entered into three amendments to the Note Purchase Agreement on July 6, July 15, and July 22, 2026, which collectively, (a) extended the Maturity Date from July 1, 2026 to July 29, 2026. The Maturity Date is subject to further automatic extension to August 15, 2026, if the Company consummates a financing resulting in gross cash proceeds in excess of $5,000,000 on or before July 29, 2026; (b) increased the aggregate principal amount of the Notes by $150,000, from $3,000,000 to $3,150,000, allocated pro-rata between the Purchasers; and (c) added a reverse split covenant requiring the Company to call a shareholder meeting to seek approval for a reverse stock split within 30 days following a Trigger Event, which is defined as (i) the closing price of the Company’s Common Stock being less than $0.30 per share for ten consecutive Trading Days or (ii) receipt of a formal non-compliance or early-warning notice from NYSE American regarding its share price, and to continue seeking such approval at least every 60 days until obtained. Except as expressly amended, the Note Purchase Agreement and the Notes remain in full force and effect.

On July 22, 2026, the Company entered into Amendment No. 1 to the Share Purchase Agreement, with the Investors. The amendment amended Section 11.04 of the ELOC Agreement to revise the fees payable by the Company thereunder. Specifically, in addition to the legal and structuring fee of $25,000 previously paid, the Company is now required to pay a commitment fee to the Investors in the form of Ordinary Shares with an aggregate market value equal to $500,000 (the “Commitment Fee”). The Commitment Fee is to be paid in three equal monthly installments, commencing on the effective date of the registration statement registering the Commitment Shares, with the number of shares issuable on each payment date determined based on the VWAP of the Ordinary Shares for the three consecutive trading days immediately prior to such payment date. The Commitment Fee is fully earned and nonrefundable, regardless of whether any purchases are made under the ELOC Agreement or the agreement is subsequently terminated. Except as expressly amended, the ELOC Agreement remains in full force and effect.